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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2005 (June 22, 2005)

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      000-30045               38-3518829
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


 2711 E. JEFFERSON AVE.
 DETROIT, MICHIGAN 48207                                  (313)-567-4348
  (Address of principal                          (Registrant's telephone number,
   executive offices)                                 including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





.........Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

(   )  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

(   )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

(   )  Pre-commencement communications pursuant to Rule 14d-2(b), under the
Exchange Act (17 CFR 240.14d-2(b))

(   )  Pre-commencement communications pursuant to Rule 13e-4(c), under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF A DIRECTOR

On Wednesday June 22, 2005, at a meeting of the Board of Directors, Mr. Duncan Mount voluntarily submitted his resignation from his position as Chairman of the Board of Directors and as a member of the Board of Catuity Inc. There were no disagreements between Mr. Mount and Catuity. Mr. Mount was also a member of the Audit and Compensation Committees of the Board.

Mr. Alexander S. Dawson, a long-time member of the Board, was named by the remaining Directors as Chairman of the Board effective immediately.





                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         CATUITY INC.
                                         (Registrant)



                             By   /s/ John H. Lowry
                                  ----------------------------------------
                                        John H. Lowry
                                        Senior Vice President,
                                        Chief Financial Officer & Secretary




Date:  June 24, 2005